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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   ----------

        Date of Report (date of earliest event reported): April 15, 2004

                        ADVANCED ENERGY INDUSTRIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      000-26966                       84-0846841
---------------           ------------------------           -------------------
  (State of               (Commission File Number)              (IRS Employer
incorporation)                                               Identification No.)


              1625 Sharp Point Drive, Fort Collins, Colorado 80525
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               (Address of principal executive offices) (Zip Code)

                                 (970) 221-4670
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

On April 15, 2004 Advanced Energy Industries, Inc. (the "Company") announced via press release the Company's results for its three-month period ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED ENERGY INDUSTRIES, INC.


                                    By: /s/ Michael El-Hillow
                                        -------------------------------
                                        Name: Michael El-Hillow
                                        Title: Executive Vice President
                                               and Chief Financial Officer

Date:  April 15, 2004

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                                  EXHIBIT INDEX


Exhibit No.                          Description
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
99.1            First Quarter 2004 Earnings Release dated April 15, 2004.